UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2013
TELENAV, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)

950 De Guigne Drive
Sunnyvale, California 94085
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On September 10, 2013, Telenav, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report fiscal year 2014 compensation arrangements of and grants of restricted stock units to certain executive officers of the Company. The Original Form 8-K incorrectly stated certain bonus targets for fiscal year 2014. This Form 8-K/A restates Item 5.02 in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Arrangements for Fiscal Year 2014 and Restricted Stock Unit Grants for Certain Executive Officers

On September 5, 2013, the Compensation Committee of the Board of Directors (the “Committee”) of Telenav, Inc. (the “Company”) approved the fiscal year 2014 compensation arrangements of and grants of restricted stock units (“RSUs”) to certain executive officers of the Company. The fiscal year 2014 compensation arrangements for and RSUs granted to such executive officers are as follows:

Name	Base Salary	Bonus Target for Fiscal Year 2014	Number of RSUs
Dr. HP Jin President, Chief Executive Officer and Chairman of the Board of Directors	$380,000	100%	—
Michael Strambi Chief Financial Officer and Treasurer	300,000	60%	100,000
Loren Hillberg General Counsel and Secretary	300,000	60%	50,000
Dariusz Paczuski General Manager, Consumer Business, and Vice President, Corporate Marketing	265,000	60%	90,000
Hassan Wahla Co-General Manager, Automotive Business, and Vice President, Business Development	265,000	60%	70,000
Sal Dhanani Co-General Manager, Automotive Business, and Vice President, Strategic Partnerships	265,000	60%	70,000

The base salaries listed for the executive officers in the table above are effective as of September 1, 2013.
The bonus targets specified for the executive officers in the table above are for use under the Company's 2014 Bonus Plan, and the individual and corporate key performance indicators relating to the bonuses of the executive officers for fiscal year 2014 have been determined by the Committee. The Company's Chief Executive Officer may make adjustments to the bonus targets of up to 15% of each bonus target pursuant to the terms of the 2014 Bonus Plan.
The RSUs granted to the Company's executive officers listed in the table above will be effective as of September 13, 2013, or the vesting commencement date, and will vest as to 1/4th of the shares each year after the vesting commencement date on the same day of the year as the vesting commencement date, subject to the executive officer's continuous status as a service provider. The RSUs were granted under the Company's 2009 Equity Incentive Plan, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: September 12, 2013	By: /s/ Michael Strambi
Name: Michael Strambi
Title: Chief Financial Officer